UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2021

1STDIBS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40453	94-3389618
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 3rd Floor New York, New York	10003
(Address of principal executive offices)	(Zip Code)

(212) 627-3927

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DIBS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of an initial public offering of the common stock of 1stdibs.com, Inc. (the “Company”) on June 14, 2021, the Company’s Restated Certificate of Incorporation (the “Restated Certificate”) became effective. A form of the Restated Certificate was previously filed as Exhibit 3.2 to the Company’s Registration Statement on Form S-1 (File No. 333-256188) (the “Registration Statement”). Also on June 14, 2021, the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), in the form previously filed as Exhibit 3.4 to the Registration Statement, became effective. A description of the Company’s capital stock giving effect to the adoption of the Restated Certificate and the Amended and Restated Bylaws has previously been provided by the Company in its Prospectus, dated June 9, 2021, filed pursuant to Rule 424(b) of the Securities Act of 1933 on June 10, 2021.

The Restated Certificate and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On June 14, 2021, the Company completed its initial public offering of 6,612,500 shares of its common stock at a price to the public of $20.00 per share, which includes the exercise in full by the underwriters of their option to purchase from the Company an additional 862,500 shares of the Company’s common stock. The gross proceeds to the Company from the initial public offering were $132,250,000, before deducting underwriting discounts and commissions and estimated offering expenses payable by the Company.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

3.1	Restated Certificate of Incorporation of 1stdibs.com, Inc.

3.2	Amended and Restated Bylaws of 1stdibs.com, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2021

1STDIBS.COM, INC.

By:	/s/ David S. Rosenblatt
David S. Rosenblatt
Chief Executive Officer